Investor Presentation June 2016 EXHIBIT 99.1

These slides contain (and the accompanying oral discussion will contain, where applicable) “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve and/or maintain profitability, significant cyclical fluctuations in our customers’ businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials, and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently, these forward-looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. These slides include certain non-GAAP financial measures as defined by the rules and regulations of the Securities and Exchange Commission. A reconciliation of those measures to the most directly comparable GAAP equivalent is provided in the Appendix to this presentation as well as a glossary of non-GAAP definitions. Forward-looking Statements 2

Materion: Our Purpose Making advanced materials that improve the world 3

Materion at a Glance 4 Adjusted EPS(1) $1.60 Market cap @ 12/31/15 $560M Debt-to-capitalization 3% Operating cash flow $90M Dividend yield ~1% Revenues $1.03B Value-added sales $617.2M 2015 6.9 EV @ 12/31/15 / Adjusted EBITDA(1) (1) Non-GAAP, excludes special items

Performance Alloys & Composites 54% Advanced Materials 29% Precision Coatings 17% Consumer Electronics 26% Industrial Components 15% Medical 13% Defense 10% Automotive Electronics 9% Telecom Infrastructure 6% Energy 6% W H A T W E D O Materion: Mission Critical Advanced Materials 5 A Balanced Portfolio 2016

Performance Alloys and Composites A-6 Clad Strip 12% ToughMet 12% CuBe 49% Be - Alloys 8% Be – High Purity 13% Europe 21% United States 57% Rest of World 2% Asia 20% Telecom Infrastructure 8% Automotive Electronics 15% Defense 9% Other 20% Medical 2% Consumer Electronics 18% Industrial Components 21% Energy 7% 0% 2% 4% 6% 8% 10% 12% 14% $100 $150 $200 $250 $300 $350 $400 2012 2013 2014 2015 Q1 2016 TTM $337 $340 $359 $335 $328 Product Mix Geographic Mix Value-added Sales by Market New product development • New proprietary non-Be alloys with improved durability & weight-to-strength ratio • New heat dissipating clad material • Improving customer yields with “near net shape” products New application development • Clad material serving the renewable energy market • Precision rolling to thinner strips opening new application opportunities Changing Beryllium demand • World’s only fully integrated producer • 70 years of proven mine reserves in Delta, UT • Primary Be competitor is consuming stockpiled ore Growth Drivers Value-added Sales O P % o f V A S al e s V A S al e s ( $ mill io n s ) Hydroxide 6%

0% 5% 10% 15% 20% 25% 30% $100 $125 $150 $175 $200 2012 2013 2014 2015 Q1 2016 TTM Advanced Materials A-6 Services 15% Packaging 11% Targets 56% Chemicals 17% Europe 5% United States 63% Rest of World 2% Asia 30% Telecom Infrastructure 5% Defense 4% Other 20% Medical 6% Consumer Electronics 46% Industrial Components 11% Energy 8% $172 $169 $181 $183 $173 Product Mix Geographic Mix Value-added Sales by Market Value Proposition New product development • Highly technical advanced materials and alloys, including evaporation materials and larger PVD targets • High-value products with capacity to scale Semiconductor • Long-term high growth market • Best in class purity and cleanliness • Quality and reliability highly valued Growing Asia demand • High growth region for our products • Customers exploiting excess Asian fab capacity • Use current material set and seed new business from US Growth Drivers Value-added Sales O P % o f V A S al e s V A S al e s ( $ mill io n s )

0% 4% 8% 12% 16% 20% 24% $60 $70 $80 $90 $100 $110 $120 2012 2013 2014 2015 Q1 2016 TTM Precision Coatings A-6 BGTS 44% Projection Display Components 18% Optical Filters & Arrays 38% Europe 8% United States 75% Rest of World 1% Asia 16% Automotive Electronics 4% Defense 12% Other 5% Medical 56% Consumer Electronics 19% Industrial Components 4% $106 $104 $102 $102 $102 Product Mix Geographic Mix Value-added Sales by Market New product development • New precious metal coating stacks • Gesture control sensing • Phosphor wheel and thermal imaging New market development • Expanding into Asia with blood glucose test strips • New applications for medical sensing films • Growing demand for optical filters in consumer electronics and automotive sensors Expanded service offering • Optical coating is the critical sensor assembly application • Wafer level processing • Film slitting to size Growth Drivers Value-added Sales O P % o f V A S al e s V A S al e s ( $ mill io n s )

Why Invest in Materion? G O A L N E X T 3 Y E A R S : Sustained growth Double-digit EPS CAGR Strategy for sustained, profitable growth • Pathway for additional cost and working capital improvements Strong positions in growing markets • High barriers to entry 1 Promising new product launches 2 9 Strategy for sustained, profitable growth 4 3 Solid cash flow  organic growth, acquisitions, dividends, share buybacks

Secular Market Trends Play to our Strengths Key Trends • Miniaturization of electronics/IOT • Additional electronic instruments for autos, aircraft • Expanding high performance optical device opportunities • Innovation in medical diagnostics and sensors • Extraction of O&G from previously inaccessible locations • Alternative energy • New aircraft builds and retrofits • Advancements in lighting (LED) Characteristics of our Materials Conductivity Corrosion resistance Weight savings (lighter) Purity Wavelength management Heat resistance Lubricity Reliability Durability Miniaturization Strength 10

Well-positioned with Leading Global Product Offering

Key Differentiated Products

	Product	2015 Percent of Value-added Sales	Expected Annual Growth Next 3-5 Years
	Leading supplier of beryllium-containing products	~40%	↑
	Leading supplier of high-purity precious metal for PVD market	~22%	↑
	Leading supplier of high-end optical coatings	~9%	↑↑
	Leading supplier of specialty coating test strips for medical diagnosis	~7%	↑↑
	Only supplier of unique copper-nickel-tin materials, ToughMet®	~6%	↑↑

↑ Single digit growth ↑↑ Double digit growth

MATERION

11

Evolving Potential from Beryllium Supply Shortage Materion – leading position in beryllium market • Only global integrated producer – approximately 70 years of proven reserves in Utah mine – supplies over 70% of world’s mined beryllium • 40% of company sales include beryllium in some form Signs of shortage ahead • Global stockpiled sources depleting • No other commercially active bertrandite ore mine • Materion positioned to support world demand • Significant incremental profit potential 12

Top Key Markets Over 80% of Sales Market 2015 % of Value-added Sales Macro Trends Key Drivers Consumer Electronics 26% • Smart device growth • Gesture control Industrial Components 15% • Heavy equipment builds • Plastic tooling • Fire protection (R and C construction) Medical 12% • Blood analysis test coating for medical diagnosis • Nuclear diagnostics equipment Automotive Electronics 9% • Increasing global car production • Electronic systems and engine control Defense 8% • Night vision system optics • Structural and electronic components for satellites Telecom Infrastructure 6% • Undersea repeater housings • Shielding, modular jacks, PCB and processor sockets for local area networks Energy 6% • Deep sea drilling and completion • Directional drilling • Solar, batteries and smart grid devices Total 82% A-2

Why Invest in Materion? G O A L N E X T 3 Y E A R S : Sustained growth Double-digit EPS CAGR Strategy for sustained, profitable growth • Pathway for additional cost and working capital improvements Strong positions in growing markets • High barriers to entry 1 Promising new product launches 2 14 Strategy for sustained, profitable growth 4 3 Solid cash flow  organic growth, acquisitions, dividends, share buybacks

Wide Range of Strategic Investments… New Wafer Coating Facility ISO Class 5 for Semiconductor Cleanroom Increased Capacity LED Phosphor ToughMet® Capacity Expansion Expanded Beryllium Hydroxide Capacity Singapore Expansion 15

… Driving Record Number of New Product Launches Examples of New Products Sales Growth Sales from new products were 12% of total value-added sales for 2015 New products Existing products Gesture Controls Dovetail Clad ToughMet® Oil & Gas Bulk Metallic Glass (Liquidmetal) 50% 50% Wafer Level Processing Dovetail Connectors 16

Why Invest in Materion? G O A L N E X T 3 Y E A R S : Sustained growth Double-digit EPS CAGR Strategy for sustained, profitable growth • Pathway for additional cost and working capital improvements Strong positions in growing markets • High barriers to entry 1 Promising new product launches 2 17 Strategy for sustained, profitable growth 4 3 Solid cash flow  organic growth, acquisitions, dividends, share buybacks

Cash Flow and Working Capital Efficiency Focus Lean Sigma • Cycle time reduction • Yield improvement • On-time shipments 18 Improve Working Capital Efficiency Working capital % of net sales 2015 2018 (F) 25% 27% $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2012 2013 2014 2015 Cash Flow from Operations ($ in millions)

Disciplined Capital Deployment Going Forward Return Cash to Shareholders • Share repurchase - $50M authorization ($20M remaining) • Dividends – increased 6% in 2015 Capex Below Depreciation • Invest in facilities • Invest in new products Growth • Organic • Selective bolt-on acquisitions 19 35% Debt & Shareholder 65% Growth

Why Invest in Materion? G O A L N E X T 3 Y E A R S : Sustained growth Double-digit EPS CAGR Strategy for sustained, profitable growth • Pathway for additional cost and working capital improvements Strong positions in growing markets • High barriers to entry 1 Promising new product launches 2 20 Strategy for sustained, profitable growth 4 3 Solid cash flow  organic growth, acquisitions, dividends, share buybacks

Continuing to Execute Three Point Strategy Grow and Diversify Revenue Expand Margins Improve Capital Utilization • New products • Asia expansion • Strategic acquisitions • Higher margin products • Cost reductions • Disciplined pricing • Lean sigma • Improve working capital efficiency 1 2 3 Creating Shareholder Value 21

High Value-added Business Model 21 Identify high growth secular markets Target the fastest growing niches of those markets Expand with innovative products Add synergistic acquisitions Ensure financial discipline 01 02 03 04 05

Appendix

$1.67 2013 2014 2015 Performing Well Despite Headwinds Guidance Operating Margins (Adjusted EPS*) (Adjusted Op. Profit %* of Value-added Sales) 5.3% 7.7% 7.4% 2013 2014 2015 24 * Adjusted EPS and operating profit percent of value-added sales are non-GAAP results which exclude non-recurring costs in 2013 of $0.15 per share, non-recurring gains of $0.35 per share in 2014 and non-recurring gains of $0.02 per share in 2015. $1.12 $1.60

Strong Cash Flow and Balance Sheet Cash Flow Balance Sheet 2015 2015 operating cash flow Average operating cash flow last 5 years $90M >$60M Total Capitalization Debt 3% A-3

Entering a Phase of Renewed Long-term Profitable Growth Consolidation and product rationalization Sharpened execution, renewed long-term profitable growth 2002 2012 / 2014 Today Transformation: Growth in new markets and technologies 26

Materion: The Transformation GDP growth Multiples of GDP Limited markets Broader market opportunities Low margin Higher margin High infrastructure Efficient infrastructure High fixed and working capital Lower capital intensity Slow cash to cash cycle Faster cash cycle Faster growth – Higher margins – Stronger balance sheet 27

I/O Connector Contacts Battery Contacts Internal Antenna Contacts Grounding Clips and Audio Jacks Micro Mezzanine Connectors for LCD Screen Internal Electronics and LED • Thin film materials – power amplifiers, LED, SAW and BAW devices, filters, and ICs • Hermetic solutions for SAW • Refining / recycling • Precision parts cleaning Other Smart Phone Applications: • Circuit board and IC inspection • RoHS compliance assurance • Cellular infrastructure with high power RF packaging Internal Electronics • Precursor materials for GaAs wafer production Applications: Smartphones Voice Coil Motor (auto focus lens stabilizer) A-13

Application: Aircraft A-14

ToughMet Heavy Machinery Applications A-15

Directional Drilling and Measurement (Many ToughMet Components) A-16 © 2013 – Proprietary to Materion Brush Inc.

Under Water Wellhead Equipment Directional Drilling Equipment • Measuring While Drilling (MWD) • Logging While Drilling (LWD) • Mud Pulse Telemetry (MPT) systems Drill Bits Structural Rig Components Wellhead Control Equipment Other Oil & Gas Applications: • Artificial lift equipment • Elemental analysis • Down hole x-ray inspection • Remote operated vehicles, blow out preventers, hydraulic actuators, control fluid couplings Applications: Oil & Gas A-17

Cardiac Rhythm Management • Electronic interconnects / components • Niobium / titanium electron beam weld Insulin Pump • EMI shielding and grounding • Electrical terminals in connectors Seizure Control • Thin film deposition implantable electrode – Parkinson's disease (R&D) External glucose analysis • Subcutaneous sensors for glucose measurement Subcutaneous Glucose Analysis • Thin film coatings – electrode monitoring device Radiation Therapy – Neutron Reflectors X-Ray Mammography Other Medical Applications: • DNA sequencing optics • CT scan • Diagnostic x-rays • Advanced drug delivery components • Diagnostic electronic components • Anesthesia monitoring components • Operating instruments • Medical radioisotopes (production reactors) • RF connectors for MRI equipment, communication devices • RF connectors for portable diagnostic / therapeutic equipment Applications: Medical Battery Contacts for Hearing Aids A-18

Applications: Automotive Electronics



Auto Dimming Mirror Connectors
On Board Telematics
Air Bag Sensors
Turn Signal and Emergency Flasher Relays
Camera Optics
Mirror & Windshield Electronic Connections
Lithium Ion Battery Interconnects
Night Vision Optics
Speed Control Optics
Fuel Pump and Fuel Level Sensors
Engine Efficiency Oxygen Sensors
Start-Stop System
Battery Management Resistors
Hybrid Vehicle Motor & Module Connectors
Engine Ignition and Control Modules
Window and Door Switches
ABS Leadframes
Battery & Relay Control Modules
Electronic Power Steering Modules
Navigation System Contacts
Lamp Socket Connectors
Battery Terminals

MATERION
A-19

Applications: Defense • Infrared Sensors for fighter jet and UAV optical targeting • Electronic packaging for defense avionics, radar and electronic countermeasure systems • Structural and electronic components for satellites • X-ray windows in security imaging systems • Laser protection optical coatings • Night vision system optics A-20

Applications: Telecommunications Infrastructure Base Stations • Coaxial connectors • High power amplifiers Local Area Networks • Shielding • Modular jacks • PCB sockets • Processor sockets Other Telecommunications Infrastructure Applications • Undersea repeater housings A-21

Technology: Amorphous Silicon (a-Si, tandem and multi-junction) Thin Film (PVD) Materials Silicon based photovoltaic cells • Front and back contact layers • TCO Transparent conductive oxide layers Technology: Cadmium Telluride (CdTe) Thin Film (PVD) Materials • Cadmium based solar cell architecture. N and P type cadmium semiconductor materials • TCO transparent conductive oxide layers • Front and back-contact layers Technology: Concentrator Photovoltaic (CPV) Thin Film (PVD) Materials • Solar technology based on concentrating solar rays into a semiconductor device via large lens • Anti-reflection coating materials • Precious metal contact materials Micro Electronic Packaging Products • Bonding ribbon – Au & Ag • Lead-free solders • Metalized ceramic substrates Technology: Flexible Solar Cells / Building Integrated Photovoltaic Thin Film Services • Solar cells built in flexible substrates to accommodate applications such as roofing tiles or defense Technology: Crystalline Silicon (Si) Interconnect Materials • Front and backplane systems for high efficiency designs Applications: Solar Energy A-22 Technology: Copper Indium Gallium Selenide (CIGS) Thin Film (PVD) Materials as well as Powders for Printing CIGS applications • Copper indium gallium selenide thin film and screen printing applications for flexible and rigid solar cells 25 Alloy Strip • Panel interconnects

Reconciliation of Non-GAAP Measure - Profitability

(In millions except per share amounts)	First Quarter Ended		Twelve Months Ended	
	Apr. 1, 2016	Apr. 3, 2015	Dec. 31, 2015	Dec. 31, 2014
GAAP as Reported				
Net sales	$ 235.5	$ 290.0	$ 1,025.3	$ 1,126.9
Gross margin	43.4	52.4	190.8	205.9
Operating profit	7.5	13.2	45.3	57.6
Net income	5.4	9.0	32.2	42.1
EPS - Diluted	$ 0.27	$ 0.44	$ 1.58	$ 2.02
Reorganization costs (benefits)				
Cost of goods sold	$ —	$ —	$ 0.8	$ 0.2
Selling, general and administrative	—	—	1.2	0.8
Other-net	—	—	—	(2.6)
Recovery from insurance and other litigation, net of expenses				
Cost of sales	—	—	—	—
Selling, general and administrative	—	1.7	1.7	3.9
Other-net	$ —	$ (3.8)	$ (3.2)	$ (10.8)
Total special items	$ —	$ (2.1)	$ 0.5	$ (8.5)
Special items - net of tax	$ —	$ (1.5)	$ 0.3	$ (5.6)
Tax Special Item	$ —	$ 0.2	$ 0.2	$ (1.8)
Non-GAAP Measures - Adjusted Profitability				
Value-added (VA) sales	$ 143.9	$ 162.6	$ 617.2	$ 637.1
Gross margin	43.4	52.4	191.6	206.1
Gross margin % of VA	30.2 %	32.2 %	31.0 %	32.4 %
Operating profit	7.5	11.1	45.8	49.1
Operating profit % of VA	5.0 %	6.8 %	7.4 %	7.7 %
Net income	5.4	7.7	32.7	34.7
EPS - Diluted	$ 0.27	$ 0.38	$ 1.60	$ 1.67

MATERION

A-23

Glossary of Terms 1. Debt-to-capitalization = debt/(net debt+Shareholders’ equity) 2. EV / Adjusted EBITDA = Enterprise Value/EBITDA=(Market Cap+Debt)/EBITDA 3. Total Capitalization = Net debt+Shareholders’ equity 4. Working Capital % of net sales = (A/R+Inv-A/P)/Total Sales A-24